                                                             SEMI-ANNUAL REPORT
                                                       FPA Paramount Fund, Inc.
















[LOGO]
DISTRIBUTOR:


FPA Fund Distributors, Inc.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

PA74SARPT502                                                     MARCH 31, 2002

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     It has now been two years since Steven Geist and I assumed the management of the FPA Paramount Fund. This period has been a remarkably difficult one for most investors, even with the market's dramatic advance of the past six months. The S&P 500 declined by 20% and the Nasdaq by 60%, wiping out virtually all their extraordinary gains of the two prior years. In contrast, Paramount was up 33.5%, outperforming its benchmark, the Russell 2500, by almost 35 points.

                        PERIODS ENDED MARCH 31, 2002
                       ------------------------------
                             SIX                  18
                 QUARTER   MONTHS      YEAR     MONTHS
                 -------   ------      ----     ------
Paramount          6.9%    29.8%      33.6%     33.5%
Russell 2500       3.7%    24.5%      15.0%     (0.6)%
S & P 500          0.3)%   11.0%       0.3%    (21.5)%
Nasdaq            (5.4)%   23.1%       0.3%    (59.6)%

     Paramount has owned a position in CLAYTON HOMES since early 2000 and it has now grown to become one of the ten largest in the portfolio. In addition to its size, Clayton deserves attention because it embodies so many of the characteristics we seek in Paramount investments.

     Paramount prefers companies with a history of earning high returns and with unleveraged balance sheets. Clayton's return on equity from 1991-1999 averaged 19%, with little annual variation. Its debt as a percent of capital in 1999 was just 9%.

     Paramount wants its companies to be industry leaders with excellent management teams. Though not the biggest company in its industry, Clayton has long been the leader in consistent profitability and internal growth, with the most successful business model. It continues to be headed by founder Jim Clayton and his son, and now CEO, Kevin Clayton.

     Paramount always prefers to purchase its superior, high-return businesses at attractive prices. These opportunities are often the result of an industry being out of favor, or in a cyclical downturn. We would much rather that any problems be industry-driven rather than company-specific. Clayton's share price was definitely depressed in 2000, and the cause was a severe recession in the manufactured housing industry. Although Clayton was affected as well as its competitors, its business performed far better than anyone else's did.

     Clayton Homes is a leader in manufactured housing - known to most as mobile homes. Regardless of name, the raison d'etre of manufactured housing has always been the same - it costs less to build a home in a factory than it does on site, perhaps as much as 40% less. This cost advantage results from having a controlled manufacturing environment, automation, superior process flow and scheduling, and volume purchasing.

     Despite its structural cost advantage, manufactured housing is not an especially attractive industry. There are few barriers to entry, either financial or technological. The industry is also highly cyclical, driven by the economy, changes in interest rates, and by the industry's own periods of overexpansion.

     Clayton has approached the manufactured housing business with a strategy quite different from that of its major competitors, and as a result has compiled a record which sets it far above them. Instead of being just a manufacturer, it has sought to be fully integrated. It manufactures homes, sells many of them through its network of owned retailers, provides financing and insurance to the most creditworthy customers, and operates mobile home communities. This superior business model, as well as Clayton's superior execution at each stage of the process, has been the reason Clayton has earned higher returns with less volatility than its competitors. It has permitted Clayton to transcend the limitations of its industry - to be a superior company operating in a far from superior industry.

     Despite Clayton's well established, and in fact well appreciated merits, we had an opportunity to buy its stock at a very reasonable valuation during

2000. The reason was a sharp downturn in the manufactured housing industry brought on by egregious over-expansion and excesses in virtually all of its segments. The number of manufacturing plants had increased almost 50% during the 1990's. The number of retail locations and retail inventory had been greatly expanded as well, far beyond what final demand could support. Ironically, part of the reason for this rapid growth in retailers was a belated attempt by the two largest manufacturers, Champion and Fleetwood, to adopt Clayton's integrated business model. Because they acted in haste and overpaid for their purchases, the consequences benefited neither themselves nor the industry.

     The final element of the industry's overexpansion was a wave of new entrants into manufactured housing retail financing. The resulting competition for loans led to lower credit standards, reduced down payment requirements (as low as 5%) and longer loan terms (25-30 years, instead of 12-15).

     The actions described above (more manufacturing plants, more retail locations and retail inventory, and easy credit) led to an overstimulation of industry shipments to a peak of 373,000 in 1998, about double the low of the early 90's. The natural consequence of this boom was a bust, the dimensions of which were becoming clear in 1999 and 2000. A wave of retailer failures and closings produced a vast surplus of new home inventories. A dramatic increase in loan delinquencies and repossessions meant there was a flood of used homes for sale at distressed prices, further curbing new home demand. The result was a sharp decline in production and shipments of new manufactured homes.

     As the industry crashed, so did the stock prices of the leading companies. Clayton's four largest competitors averaged a stock price decline of over 90% from the early 1998 highs to late 2000 lows. As the highest quality company, Clayton's price decline was less severe, but still approached 60%, from a high of over $18 in early 1998 to a low of less than $8 in February 2000. We established an initial position in the stock in April 2000 and by mid-year had purchased 160,000 shares at an average cost of just over $9 per share.

     Moving forward to the present, it is gratifying to see that the manufactured housing industry is beginning to improve, as the excesses of the late 1990's are gradually corrected. Over 20% of manufacturing plants have closed, as have 40-50% of retail locations. Lax lending standards have been tightened. The wave of delinquencies and repos appears to have crested. Although industry shipments in 2001 were only about half of the 1998 peak, we have recently seen the first up months in several years.

     Happily, Clayton has continued to greatly outperform its industry competitors. Its market share continues to grow. It recently reported its first up quarters since March 2000. Its profitability has been sustained far better than its competitors. We think it noteworthy that during the year 2001, Clayton has earned $110 million while its four largest competitors lost a total of $640 million.

     Despite the early stage of the recovery, the stock market has taken note and pushed up the prices of Clayton and other manufactured housing companies. At March 31, 2002, Clayton was trading at about $17 per share and we are optimistic that further gains can be achieved in the next few years.

Respectfully submitted,


/s/ Eric S. Ende

Eric S. Ende
President
May 7, 2002

                             HISTORICAL PERFORMANCE

                                                             AVERAGE ANNUAL TOTAL RETURN
                                                            PERIODS ENDED MARCH 31, 2002
                                                         -----------------------------------
                                                         1 YEAR        5 YEARS      10 YEARS
                                                         ------        -------      --------
         FPA Paramount Fund, Inc.
           (NAV)                                         33.58%        (2.25)%       5.84%
         FPA Paramount Fund, Inc.
           (Net of Sales Charge)                         26.57%        (3.30)%       5.27%
         Lipper Mid-Cap Value Fund
           Average                                       17.68%        13.13%        13.39%
         Russell 2500 Index                              14.97%        11.91%        13.08%


The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended March 31, 2002 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2002

                                                                                              SHARES
                                                                                              ------
NET PURCHASES

COMMON STOCKS

Advanced Fibre Communications, Inc.                                                           55,000
Black Box Corporation                                                                          9,000
Cal Dive International, Inc.                                                                  12,000
Clayton Homes, Inc.                                                                            5,000
Cognex Corporation (1)                                                                        45,000
Crane Co.                                                                                     32,700
Engelhard Corporation (1)                                                                     30,000
IDEX Corporation                                                                              15,500
Lincare Holdings Inc. (1)                                                                     88,000
National Commerce Financial Corporation                                                       25,200
Ocular Sciences, Inc.                                                                         10,800
Plantronics, Inc.                                                                             35,000
SanDisk Corporation                                                                           22,000
ScanSource Inc.                                                                                7,900
TriQuint Semiconductor, Inc.                                                                  44,000


NET SALES

COMMON STOCKS

DENTSPLY International Inc.                                                                   12,800
Donaldson Company, Inc.                                                                       34,600
Graco Inc.                                                                                     1,000
Kaydon Corporation (2)                                                                        55,000
Knight Transportation, Inc.                                                                   59,500
Landauer, Inc.                                                                                 9,400
Manitowoc Company, Inc., The                                                                  15,700

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2002


COMMON STOCKS                                                                         SHARES            VALUE
-----------------------------------------------------------------------               ------            -----
PRODUCER DURABLE GOODS -- 20.7%
Cognex Corporation*                                                                      45,000        $ 1,307,700
Crane Co.                                                                                87,700          2,397,718
Denison International plc (ADR)*                                                        110,000          2,145,000
Donaldson Company, Inc.                                                                  32,500          1,306,825
Graco Inc.                                                                               92,000          3,758,200
IDEX Corporation                                                                         70,500          2,608,500
Manitowoc Company, Inc., The                                                             75,500          2,982,250
Zebra Technologies Corporation (Class A)*                                                50,000          2,704,505
                                                                                                       -----------
                                                                                                       $19,210,698
                                                                                                       -----------
TECHNOLOGY -- 11.9%
Advanced Fibre Communications, Inc.*                                                    100,000        $ 1,919,000
KEMET Corporation*                                                                       80,000          1,549,600
Plantronics, Inc.*                                                                       54,000          1,129,680
SanDisk Corporation*                                                                    190,000          4,123,000
Stratos Lightwave, Inc.*                                                                 54,406            240,475
TriQuint Semiconductor, Inc.*                                                           178,746          2,146,739
                                                                                                       -----------
                                                                                                       $11,108,494
                                                                                                       -----------
ENERGY -- 10.1%
Cal Dive International, Inc.*                                                         100,000          $ 2,490,000
Noble Drilling Corporation*                                                            91,000            3,766,490
Tidewater Inc.                                                                         75,000            3,176,250
                                                                                                       -----------
                                                                                                       $ 9,432,740
                                                                                                       -----------
HEALTH CARE -- 10.1%
DENTSPLY International Inc.                                                            25,550          $   946,883
Landauer, Inc.                                                                         85,600            3,248,520
Lincare Holdings Inc.*                                                                 88,000            2,386,560
Ocular Sciences, Inc.*                                                                100,800            2,822,692
                                                                                                       -----------
                                                                                                       $ 9,404,655
                                                                                                       -----------
BUSINESS SERVICES & SUPPLIES -- 8.1%
HON INDUSTRIES Inc.                                                                    65,000          $ 1,846,650
Manpower Inc.                                                                          56,000            2,177,280
Office Depot, Inc.*                                                                   175,000            3,473,750
                                                                                                       -----------
                                                                                                       $ 7,497,680
                                                                                                       -----------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2002


                                                                                      SHARES OR
                                                                                      PRINCIPAL
COMMON STOCKS - CONTINUED                                                              AMOUNT           VALUE
--------------------------------------------------------------------------            ----------        -----
DISTRIBUTION -- 6.6%
Arrow Electronics, Inc.*                                                                 40,500        $ 1,132,785
Black Box Corporation*                                                                   54,000          2,614,680
ScanSource, Inc.*                                                                        40,300          2,422,615
                                                                                                       -----------
                                                                                                       $ 6,170,080
                                                                                                       -----------
MATERIALS -- 5.7%
Engelhard Corporation                                                                    30,000        $   930,900
Martin Marietta Materials, Inc.                                                          45,000          1,899,900
OM Group, Inc.                                                                           34,000          2,458,200
                                                                                                       -----------
                                                                                                       $ 5,289,000
                                                                                                       -----------

RETAILING -- 5.6%
Circuit City Stores, Inc.                                                                80,000        $ 1,443,200
O'Reilly Automotive, Inc.*                                                              120,600          3,807,342
                                                                                                       -----------
                                                                                                       $ 5,250,542
                                                                                                       -----------

ENTERTAINMENT -- 3.2%
Carnival Corporation                                                                     90,000        $ 2,938,500
                                                                                                       -----------
CONSUMER DURABLE GOODS -- 3.2%
Clayton Homes, Inc.                                                                     175,000        $ 2,931,250
                                                                                                       -----------
BANKING -- 2.9%
National Commerce Financial Corporation                                                  97,700        $ 2,716,060
                                                                                                       -----------
TRANSPORTATION -- 0.6%
Knight Transportation, Inc.*                                                             27,000        $   570,780
                                                                                                       -----------
TOTAL COMMON STOCKS -- 88.7% (Cost $60,717,802)                                                        $82,520,479
                                                                                                       -----------
SHORT-TERM INVESTMENTS -- 9.3%
Short-term Corporate Notes:
  Gannett Co., Inc. -- 1.78% 4/2/02                                                 $ 2,000,000        $ 1,999,901
  United Parcel Service of America -- 1.69% 4/5/02                                    3,500,000          3,499,343
  Coca-Cola Company, The -- 1.78% 4/18/02                                             2,560,000          2,557,848
State Street Bank Repurchase Agreement -- 0.85% 4/1/02
 (Collateralized by U.S. Treasury Bond
  -- 11.25% 2015, market value $638,931)                                               626,000             626,059
                                                                                                       -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $8,683,151)                                                         $ 8,683,151
                                                                                                       -----------
TOTAL INVESTMENTS -- 98.0% (Cost $69,400,953)                                                          $91,203,630
Other assets and liabilities, net-- 2.0%                                                                 1,825,634
                                                                                                       -----------
TOTAL NET ASSETS -- 100%                                                                               $93,029,264
                                                                                                       ===========

* Non-income producing security
  See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2002


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $60,717,802)                                                $82,520,479
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                                8,683,151         $91,203,630
                                                                                   -----------
  Cash                                                                                                         893
  Receivable for
    Capital Stock sold                                                             $ 1,862,604
    Dividends                                                                           53,875
    Investment securities sold                                                          41,744           1,958,223
                                                                                   -----------         -----------
                                                                                                       $93,162,746

LIABILITIES
  Payable for:
    Advisory fees and financial services                                           $    59,305
    Capital Stock repurchased                                                           37,177
    Accrued expenses                                                                    37,000             133,482
                                                                                   -----------         -----------

NET ASSETS                                                                                             $93,029,264
                                                                                                       ===========
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 8,968,677 shares                                                   $ 2,242,169
  Additional Paid-in Capital                                                                           246,254,505
  Accumulated net realized loss on investments                                                        (177,166,641)
  Undistributed net investment income                                                                     (103,446)
  Unrealized appreciation of investments                                                                21,802,677
                                                                                                       -----------
NET ASSETS                                                                                             $93,029,264
                                                                                                       ===========
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                                               $10.37
                                                                                                       ===========
  Maximum offering price per share
   (100/94.75 of per share net asset value)                                                                 $10.94
                                                                                                       ===========

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2002



INVESTMENT INCOME
    Interest                                                                                           $   124,148
    Dividends                                                                                              273,639
                                                                                                       -----------
                                                                                                       $   397,787

EXPENSES
    Advisory fees                                                                  $   300,081
    Transfer agent fees and expenses                                                    75,413
    Financial services                                                                  42,320
    Audit fees                                                                          28,750
    Directors' fees and expenses                                                        18,860
    Registration fees                                                                   14,023
    Custodian fees and expenses                                                         12,008
    Reports to shareholders                                                              8,639
    Legal fees                                                                           7,436
    Other expenses                                                                       1,733
                                                                                   -----------
                                                                                   $   509,263
    Reimbursement from Investment Advisor                                              (10,261)            499,002
                                                                                   -----------         -----------
            Net investment loss                                                                        $  (101,215)
                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)                   $ 5,373,378
    Cost of investment securities sold                                               3,358,924
                                                                                   -----------
        Net realized gain on investments                                                               $ 2,014,454

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period                                 $ 2,499,686
    Unrealized appreciation at end of period                                        21,802,677
                                                                                   -----------
        Unrealized appreciation of investments                                                          19,302,991
                                                                                                       -----------
            Net realized and unrealized gain on investments                                            $21,317,445
                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                                      $21,216,230
                                                                                                       ===========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS ENDED                      YEAR ENDED
                                                       MARCH 31, 2002                   SEPTEMBER 30, 2001
                                              -------------------------------    ---------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income (loss)                        $   (101,215)                   $    673,258
  Net realized gain on investments                       2,014,454                       2,983,989
  Unrealized appreciation
    of investments                                      19,302,991                       3,706,793
                                                      ------------                    ------------
Increase in net assets
  resulting from operations                                            $21,216,230                     $  7,364,040

Distributions to shareholders from
  net investment income                                                   (110,319)                      (1,151,506)
Capital Stock transactions:
  Proceeds from Capital Stock sold                    $ 34,502,920                    $ 17,781,304
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                         100,531                       1,029,522
  Cost of Capital Stock repurchased                    (29,757,953)      4,845,498     (31,180,256)     (12,369,430)
                                                      ------------     -----------    ------------     ------------
Total increase (decrease) in net assets                                $25,951,409                     $ (6,156,896)

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $108,088 and $586,336                                              67,077,855                       73,234,751
                                                                       -----------                     ------------
End of period, including
  undistributed net investment income
  of $108,088 at September 30, 2001                                    $93,029,264                     $ 67,077,855
                                                                       ===========                     ============
CHANGE IN CAPITAL STOCK
  OUTSTANDING

Shares of Capital Stock sold                                             3,686,669                        2,222,113
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions                                                             10,439                          131,795
Shares of Capital Stock repurchased                                     (3,115,542)                      (3,957,700)
                                                                       -----------                     ------------
Increase (decrease) in Capital Stock
  outstanding                                                              581,566                       (1,603,792)
                                                                       ===========                     ============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                          SIX
                                                         MONTHS
                                                          ENDED
                                                          MARCH               YEAR ENDED SEPTEMBER 30,
                                                           31,    -------------------------------------------------
                                                          2002      2001      2000      1999       1998      1997
                                                        -------   -------   -------   -------    -------   --------
Per share operating performance:
Net asset value at beginning of period                $  8.00    $  7.33   $  9.46   $  10.24   $  15.95   $  16.54
                                                      -------    -------   -------   --------   --------   --------
Income from investment operations:
 Net investment income                                $ (0.01)   $  0.08   $  0.13   $   0.07   $   0.16   $   0.29
 Net realized and unrealized gain (loss) on
    investment securities                                2.39       0.72     (2.17)     (0.77)     (3.77)      2.30
                                                      -------    -------   -------   --------   --------   --------
Total from investment operations                      $  2.38    $  0.80   $ (2.04)  $  (0.70)  $  (3.61)  $   2.59
                                                      -------    -------   -------   --------   --------   --------
Less distributions:
 Dividends from net investment income                 $ (0.01)   $ (0.13)  $ (0.09)     (0.08)  $  (0.20)  $  (0.31)
 Distributions from net realized
    capital gains                                        --         --        --         --        (1.90)     (2.87)
                                                      -------    -------   -------   --------   --------   --------
  Total distributions                                 $ (0.01)   $ (0.13)  $ (0.09)     (0.08)  $  (2.10)  $  (3.18)
                                                      -------    -------   -------   --------   --------   --------
Net asset value at end of period                      $ 10.37    $  8.00   $  7.33   $   9.46   $  10.24   $  15.95
                                                      =======    =======   =======   ========   ========   ========
Total investment return*                                29.79%     11.11%   (21.73)%    (6.79)%   (24.76)%    17.70%
Ratios/supplemental data:
Net assets at end of period (in $000's)                93,029     67,078    73,235    171,220    385,845    830,733
Ratio of expenses to average net assets:
 Before reimbursement from Investment Adviser            1.17%+     1.28%     1.22%      1.03%      0.92%      0.86%
 After reimbursement from Investment Adviser             1.15%+     1.20%     1.17%      1.03%      0.92%      0.86%
Ratio of net investment income to average assets:
 Before reimbursement from Investment Adviser           (0.26)%+    0.84%     1.18%      0.57%      1.14%      1.84%
 After reimbursement from Investment Adviser            (0.23)%+    0.92%     1.22%      0.57%      1.14%      1.84%
Portfolio turnover rate                                    15%+       16%       76%        21%        68%       110%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2002 is not annualized.

+   Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

             Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

              No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.     Use of Estimates
            The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

       Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $9,335,297 for the six months ended March 31, 2002. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at March 31, 2002 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2002 for federal income tax purposes was $24,277,136 and $2,474,459, respectively. The Fund currently has accumulated net realized losses in the amount of $177,160,673 which can be carried forward to offset future gains. The ability to carry these losses forward ultimately expires in 2009.

NOTE 3 -- ADVISORY FEES AND OTHER
              AFFILIATED TRANSACTIONS

       Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

       For the six months ended March 31, 2002, the Fund paid aggregate fees of $18,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

       For the six months ended March 31, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $1,463 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.

                        DIRECTOR AND OFFICER INFORMATION

                                POSITION(S)                                                  PORTFOLIOS IN
                                WITH FUND/         PRINCIPAL OCCUPATION(S)                   FUND COMPLEX
NAME, AGE & ADDRESS             YEARS SERVED       DURING THE PAST 5 YEARS                   OVERSEEN        OTHER DIRECTORSHIPS
-------------------             ------------       -----------------------                   --------        -------------------
Willard H. Altman, Jr. - (66)   Director*          Retired. Formerly, until 1995, Partner    5
11400 W. Olympic Blvd., #1200   Years Served:  4   of Ernst & Young LLP, independent
Los Angeles, CA  90064                             auditors for the Fund.

Leonard Mautner - (84)          Director*          President, Leonard Mautner Associates;    2
11400 W. Olympic Blvd., #1200   Years Served: 21   and General Partner, Goodman & Mautner
Los Angeles, CA  90064                             Ltd.

John H. Rubel - (82)            Director*          President, John H. Rubel and              1
11400 W. Olympic Blvd., #1200   Years Served: 24   Associates, Inc.
Los Angeles, CA  90064

John P. Shelton (82)
11400 W. Olympic Blvd., #1200   Director*          Professor Emeritus at UCLA Graduate       1               Genisco Systems, Inc.
Los Angeles, CA  90064          Years Served: 25   School of Management.

Eric S. Ende - (57)             Director*          Senior Vice President of the Adviser.     3
11400 W. Olympic Blvd., #1200   President &
Los Angeles, CA  90064          Portfolio
                                Manager
                                Years Served:  2

Steven R. Geist (48)            Executive Vice     Vice President of the Adviser.            3
11400 W. Olympic Blvd., #1200   President &
Los Angeles, CA  90064          Portfolio
                                Manager
                                Years Served:  2


J. Richard Atwood - (41)        Treasurer          Principal and Chief Operating Officer of                  First Pacific Advisors,
11400 W. Olympic Blvd., #1200   Years Served:  5   the Adviser. President and Chief                          Inc. and FPA Fund
Los Angeles, CA  90064                             Executive Officer of FPA Fund                             Distributors, Inc.
                                                   Distributors, Inc.

Sherry Sasaki - (47)            Secretary          Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200   Years Served: 19   of the Adviser and of FPA Fund
Los Angeles, CA  90064                             Distributors, Inc.


Christopher H. Thomas - (45)    Assistant          Vice President and Controller of the                      FPA Fund
11400 W. Olympic Blvd., #1200   Treasurer          Adviser and of FPA Fund Distributors,                     Distributors, Inc.
Los Angeles, CA  90064          Years Served:  7   Inc.

* Directors serve until their resignation, removal or retirement.

                                                  FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA  90064




SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064





COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

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  We were saddened by the death on January 13, 2002 of Joseph Lowitz, Chairman
  Emeritus and founder of FPA Paramount Fund, Inc.

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This report has been prepared for the information of shareholders of FPA
Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.